EXHIBIT  10.8

Edible Garden AG Incorporated

Form of Demand Note

Face Amount: $[__]	[DATE]

For value received, the undersigned Edible Garden AG Incorporated, (the “Borrower”), promises to pay to the order of [__], its successors or assigns (the “Lender”), [__] ($[__]) (the “Face Amount”).

There will not be any interest charged for the time that it is outstanding.

________________________________________

Michael C. James

Chief Financial Officer

Edible Garden AG Incorporated

Date: